Exhibit 32.1

         Certification Pursuant to Section 906 (18 U.S.C. Section 1350)
                        of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Warrantech Corporation (the "Company") on Form 10-Q for the quarter ended June 30, 2006 as filed with the Securities and Exchange Commission (the "Report"), the undersigned Officer hereby certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     1. This Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
     2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Date: August 11, 2006                 /s/ JOEL SAN ANTONIO
                                           -------------------------------------
                                           Joel San Antonio
                                           Chairman, Chief Executive Officer and
                                           Director

     Date: August 11, 2006                 /s/ RICHARD GAVINO
                                           -------------------------------------
                                           Richard Gavino
                                           Executive Vice President, Chief
                                           Financial Officer, Chief Accounting
                                           Officer, and Treasurer

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